UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2011
WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50808 (Commission File Number)	20-0829917 (IRS Employer Identification Number)

One Riverway, Suite 1400 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 292-2400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-10.1
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement.
On June 7, 2011, WCA Waste Corporation, a Delaware corporation (the “Company”) closed the sale of $175 million aggregate principal amount of its 7.50% senior notes due 2019 (the “Notes”) pursuant to the Purchase Agreement dated May 26, 2011 by and among the Company, the subsidiary guarantors named therein (the “Guarantors”) and Credit Suisse Securities (USA) LLC (the “Representative”), as representative of the several initial purchasers named therein (the “Initial Purchasers”).
Registration Rights Agreement
In connection with the closing of the sale of the Notes, on June 7, 2011 the Company, the Guarantors and the Representative, as representative of the Initial Purchasers, entered into a Registration Rights Agreement (the “Registration Rights Agreement”). The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were sold to the Initial Purchasers on a private placement basis in reliance on the exemption from registration provided by Section 4(2) of the Securities Act provided by Rule 144A and Regulation S. Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed to use commercially reasonable efforts to cause the Notes to be exchanged for a like aggregate principal amount of debt securities of the Company that have been registered under the Securities Act. The Company and the Guarantors have agreed to use their commercially reasonable efforts to cause such registration statement to become effective no later than 310 days after the June 7, 2011.
This description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as exhibit 10.1 hereto and is incorporated by reference into this Item 1.01.
Indenture
The Notes were issued pursuant to the Indenture, dated as of June 7, 2011 (the “Indenture”), by and among the Company, the guarantors named therein and BOKF, NA dba Bank of Texas, as trustee. Under the Indenture, the Company issued the Notes, which bear interest at 7.50% per annum on the principal amount from June 7, 2011, payable semi-annually in arrears in cash on June 15 and December 15 of each year, beginning December 15, 2011. The Notes will mature on June 15, 2019. The Notes are senior unsecured obligations and rank equally with the Company’s existing and future senior unsecured indebtedness and senior to any of the Company’s existing and future subordinated indebtedness. The Notes will be effectively subordinated to any existing or future secured indebtedness, to the extent of the assets securing such indebtedness.
The Notes are guaranteed by the Guarantors. The guarantees are senior unsecured obligations of the Guarantors. The guarantees rank equally with all existing and future senior unsecured indebtedness of the Guarantors and senior to any existing and future subordinated indebtedness of the Guarantors. The guarantees are effectively subordinated to any existing or future secured indebtedness of the Guarantors to the extent of the assets securing such indebtedness.
The Company may, at its option, redeem all or part of the Notes, at any time on or after June 15, 2014, at fixed redemption prices specified in the Indenture, plus accrued and unpaid interest, if any, to the date of redemption. The Company may also, at its option, redeem all or part of the Notes, at any time prior to June 15, 2014, at a “make-whole” price set forth in the Indenture, plus accrued and unpaid interest as liquidated damages, if any, to the date of redemption. At any time, which may be more than once, before June 15, 2014, the Company may redeem up to 35% of the aggregate principal amount of the Notes with net cash proceeds of one or more equity offerings at a redemption price of 107.5% of the par value of the Notes redeemed, plus accrued and unpaid interest and liquidated damages, if any, to the redemption date, as long as it redeems the Notes within 180 days of completing the equity offering and at least 65% of the aggregate principal amount of the Notes issued remains outstanding after the redemption.
This description of the Indenture is qualified in its entirety by reference to the Indenture, a copy of which is filed as exhibit 4.1 hereto and is incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Pursuant to the Purchase Agreement described in Item 1.01 above, the Company sold the Notes to the Initial Purchasers. The Notes are guaranteed by the Guarantors and were issued pursuant to the Indenture. The description of the Indenture in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.
On June 7, 2011, the Company issued two press releases. The first press release titled “WCA Waste Corporation Announces Initial Results of Tender Offer and Consent Solicitation” is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The second press release titled “WCA Waste Corporation Announces Closing of $175 Million Senior Notes Offering” is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and exhibits 99.1 and 99.2 to this Current Report on Form 8-K shall be deemed to be “furnished” and not “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of June 7, 2011, by and among WCA Waste Corporation, the guarantors named therein and BOKF, NA dba Bank of Texas, as trustee

10.1	Registration Rights Agreement dated June 7, 2011 by and among WCA Waste Corporation, the guarantors named therein and Credit Suisse Securities (USA) LLC

99.1	Press Release — WCA Waste Corporation Announces Initial Results of Tender Offer and Consent Solicitation, dated June 7, 2011

99.2	Press Release — WCA Waste Corporation Announces Closing of $175 Million Senior Notes Offering, dated June 7, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION
Date: June 7, 2011	/s/ Michael A. Roy
Michael A. Roy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated as of June 7, 2011, by and among WCA Waste Corporation, the guarantors named therein and BOKF, NA dba Bank of Texas, as trustee

10.1	Registration Rights Agreement dated June 7, 2011 by and among WCA Waste Corporation, the guarantors named therein and Credit Suisse Securities (USA) LLC

99.1	Press Release — WCA Waste Corporation Announces Initial Results of Tender Offer and Consent Solicitation, dated June 7, 2011

99.2	Press Release — WCA Waste Corporation Announces Closing of $175 Million Senior Notes Offering, dated June 7, 2011